
cbdMD™
TROPICAL MIX
cbdMD
PREMIUM
GUMMIES
300 MG
10 MG CBD PER GUMMY
DIETARY SUPPLEMENT
30 GUMMIES
NATURAL
cbdMD
PREMIUM
CBD OIL
1500 MG
DIETARY SUPPLEMENT
cbdMD
MELATONIN
SLEEP-AID
CBD PM
1000 MG
16.5 MG CBD PER SOFTGEL
DIETARY SUPPLEMENT
PAIN RELIEVING ROLL-ON
cbdMD
PREMIUM
FREEZE
750
PAIN RELIEF FROM:
BACKACHES
SORE MUSCLES
JOINT PAIN
3 FL OZ (90 ML)

THE INDUSTRY'S LEADER IN BROAD SPECTRUM CBD PRODUCTS

February 22, 2021

cbdMD.com

cbdMD.com

SAFE HARBOR STATEMENT

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as filed with the Securities and Exchange Commission (the "SEC"), on December 22, 2020, and our other filings with the SEC. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.

CBDMD AT A GLANCE

SNAPSHOT


cbdMD
cbdMD
CBD OIL
7500 MG

- **Founded:** 2015
- **Ticker:** YCBD, YCBDpA (NYSE American)
- **HQ:** Charlotte, NC
- **FY2020 Net Sales:** $41.9M (+77% YoY; FYE 09/30)
- **FY2020 Gross Margin:** 63%
- **Employees:** 165 (as of 2/1/2021)

BUSINESS OVERVIEW

- We believe we are the industry leader in producing broad spectrum CBD products
  - We own and operate the nationally-recognized cbdMD, cbdMD Botanicals and Paw CBD brands
  - With the addition of terpenes, we believe we have created a far more enhanced CBD product
- Products are distributed through our e-commerce sites, third party e-commerce sites, select distributors, marketing partners and brick and mortar retailers

PRODUCT PORTFOLIO

cbdMD	Paw CBD	cbdMD Botanicals
Tinctures, gummies, topicals, capsules, bath bombs, bath salts, sleep aids	Tinctures, chews, topicals	Oils, serums, toners, moisturizers, masks, exfoliants, body lotions
		
100+ SKUs	40+ SKUs	15 SKUs

INVESTMENT HIGHLIGHTS


PAIN RELIEVING GEL
cbdMD
PREMIUM
FREEZE
1500
PAIN RELIEF FROM:
BACKACHES
SORE MUSCLES
JOINT PAIN
PREMIUM
FREEZE
750
CBD OIL
750 MG
CBD OIL
300 MG
cbdMD
FREEZE
300
CBD OIL
1500 MG

- Leader in broad spectrum CBD: we believe that we are an industry leader in producing and distributing broad spectrum CBD products
- Extensive Product Portfolio: 150+ SKUs across cbdMD, cbdMD Botanicals and Paw CBD brands; offerings include tinctures, chews, topicals and sleep aids, among others
- Product Innovation Continues to Drive Growth: in Q1 FY2021, we launched a number of CBD lidocaine products; in January 2021, we entered the global beauty and skincare market with the launch of cbdMD Botanicals, a naturally-derived skincare line
- Strategic Marketing and Branding Campaign: category-leading, multi channel media strategy including sports sponsorships as well as athlete and influencer endorsements, resulting in #1 Share of Voice by Reach and Volume[1] and largest total social media reach[2] of all CBD competitors
- Focused Distribution Strategy: large direct to consumer e-commerce model with complimentary B2B wholesale model – e-commerce sales represented ~73% of total revenues in FY2020 while we additionally served ~6,300 brick and mortar stores[3]
- Attractive Financial Profile: net sales of $41.9M for FY2020 (+77% YoY) while supporting a gross margin of 63%, as well as, FQ1 2021 net sales of $12.3M (+23% YoY) with a gross profit margin of 72%

1) Per Meltwater Media Intelligence for the period 12/1/20-12/31/20.
2) As of 12/31/20 per Google Analytics, Instagram, Facebook, Twitter.
3) As of 12/31/20.

OUR MISSION

cbdMD.com

To enhance the overall quality of life while bringing CBD education, awareness, and accessibility to all.

QUALITY | INNOVATION | COMMITMENT | PASSION | INTEGRITY


cbdMD



CBDMD VS. OTHER CBD PRODUCTS ON THE MARKET

Most cbdMD products feature our broad spectrum formula – an innovative blend of CBD, CBG, CBN and select terpenes made exclusively with USA-grown hemp. It's the only broad spectrum hemp formula to provide consistent levels of these valuable compounds, allowing you to get everything you want out of the hemp plant – and none of what you don't.

At cbdMD we use broad spectrum CBD


CBD
CBC
THC
CBG
FULL SPECTRUM CBD
CBD
CBC
CBG
BROAD SPECTRUM CBD
CBD
ISOLATE



LEGALIZATION

2018 FARM BILL SIGNED INTO LAW DECEMBER 20, 2018

- Hemp has been de-scheduled and permanently removed from Controlled Substances Act (CSA)
- Removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- "Hemp" is defined as Cannabis sativa, containing no more than 0.3% THC

CBDMD MILESTONES

cbdMD.com

- **2017** — CURE BASED DEVELOPMENT FOUNDED
- **2018** — CURE BASED DEVELOPMENT, CREATOR & FOUNDER OF NATIONAL CBD DAY
- **2018** — CURE BASED DEVELOPMENT: CBD EDITOR'S CHOICE - ENTREPRENEUR MAGAZINE
- **2018** — FARM BILL 2018
- **2018** — 
NYSE
LEVEL BRANDS ACQUIRES CURE BASED DEVELOPMENT, CREATING CBDMD, INC.

- **2019** — CREATOR & FOUNDER OF NATIONAL CBD MONTH
- **2019** — 
PGA TOUR
FIRST CBD COMPANY IN THE PGA TOUR
- **2019** — FIRST CBD COMPANY TO SPONSOR A MAJOR SPORTS LEAGUE
- **2019** — TICKER CHANGE TO YCBD; FIRST CBD COMPANY TO BE LISTED ON A NATIONAL EXCHANGE- NYSE AMERICAN
- **2019** — 
BUBBA WATSON PARTNERSHIP
- **2019** — CREATOR & FOUNDER OF PET CBD MONTH
- **2019** — 
2019 INDUSTRY AWARD
paw cbd
PET BUSINESS INDUSTRY RECOGNITION AWARD: DOG CALMING AIDS - CBD CATEGORY

CBDMD MILESTONES


paw cbd

PAW CBD WEBSITE LAUNCH

2020



PRODUCT OF THE YEAR WINNER: CBD SLEEP AID & CBD TOPICAL

2020

PRESENTING SPONSORSHIP - CBDMD MIAMI HALF MARATHON

2020



FIRST NATIONAL CABLE TV COMMERCIAL: "CONQUER THE DAY"

2020


DOG CALMING

DOG CALMING PRODUCT OF THE YEAR AWARD: PET INDEPENDENT INNOVATION AWARDS

2020


cbdMD IS NOW AVAILABLE IN THE UK!

INTERNATIONAL (UK) DTC WEBSITE LAUNCH

2021



FIRST CBD COMPANY TO ADVERTISE IN PUPPY BOWL

2021



PRODUCT OF THE YEAR WINNER: CBDMD GUMMIES, PAW CBD HARD CHEWS

2021


paw cbd

FIRST PAW CBD NATIONAL CABLE TV COMMERCIAL

2021



MARKET FORECASTS

CBD DEMAND COULD DRIVE INDUSTRY SALES OF $1.8 BILLION, WITH THREEFOLD INDUSTRY GROWTH PROJECTED BY 2025

U.S. HEMP-DERIVED CBD SALES FORECAST: 2020 VS. 2025


$7,000M
$6,000M
$5,000M
$4,000M
$3,000M
$2,000M
$1,000M
$0M
BEAUTY
EDIBLES/BEVERAGES
INHALABLES
OTC SUPPLEMENTS
PET
PRESTIGE
$1.8 BILLION
$6.9 BILLION
UP 165%
UP 428%
UP 197%
UP 159%
UP 164%
UP 961%
2020
2025

Source: Hemp Industry Daily Oct 26th, 2020

cbdMD.com

REDEFINING THE INDUSTRY STANDARD

THC-FREE[1] PRODUCT

Guaranteed non-detectable THC in all manufactured products

US GROWN HEMP

Full oversight from farm to processing to end product

BROAD SPECTRUM

Proprietary hybrid process that preserves valuable cannabinoids and terpenes

EXTENSIVE THIRD-PARTY TESTING

Products go through extensive third-party testing by ISO 17025 accredited laboratories

FDA REGISTERED FACILITIES

Manufactured, packaged, and stored in high-tech FDA and NSF GMP Registered facilities

PUBLICLY TRADED

Only American pure-play CBD company listed on the NYSE American: YCBD, YCBDpA



[1] THC-free is defined as below the level of detection using valid scientific analytical tools.

NYSE YCBD

First American CBD company to be listed on a national exchange:

NYSE American: YCBD, YCBDpA


cbdMD
FOX



IN THE NEWS


CBDMD INC (YCBD)
2.66 0.22 (-7.64%)
1 MONTH (+7.26%)
3.17
2.46
3.25
3.03
2.81
2.59
2.37
11/23
11/30
12/7
12/14
12/21
FOX BUSINESS
8:44A CT
MARTIN SUMICHRAST | CBDMD CHAIRMAN
CBDMD SALES 77% YEAR-OVER-YEAR
DOW
30,209.51
194.00
+0.65%
NAS 12,790.21 17.71 -0.14% RUSS 2K 2,000.10 10.22 +0.51%
LAST TRADES ORD MOTOR COMPANY (F) 8.89 0.10 NCR CORP (NC

FOX BUSINESS LIVE: *Dec. 23, 2020* - cbdMD Chairman Martin Sumichrast on the growth of the CBD and hemp industry.

cbdMD.com


PAIN RELIEVING GEL
cbdMD
PREMIUM
FREEZE
750
PAIN RELIEF FROM:
BACKACHES
SORE MUSCLES
JOINT PAIN
cbdMD
PREMIUM
RELIEVE
500
cbdMD
PREMIUM
REVIVE
300
cbdMD
PREMIUM
CBD OIL
cbdMD
FREEZE
1500
cbdMD
PREMIUM
RECOVER
3000
cbdMD
PREMIUM
GUMMIES
750 MG
cbdMD
PREMIUM
CBD OIL
1500 MG
cbdMD
CBD PM
500 MG
CBD PM
cbdMD
CBD OIL
CBD LIP BALM | 50 MG
CBD BODY BALM | 300 MG

PURE CBD
THC FREE
MADE IN USA

* THC-free is defined as below the level of detection using valid scientific analytical tools.

CBD PRODUCT OF THE YEAR WINNERS


cbdMD
PREMIUM
FREEZE
300
PAIN RELIEF FROM:
cbdMD
MINT
CBD PM
500 MG
TROPICAL MIX
cbdMD
PREMIUM
GUMMIES
750 MG
25 MG CBD PER GUMMY
USA MADE
+ Veterinarian Formulated CBD Treats
paw cbd
✓All-Natural ✓Human Grade ✓Non-GMO
Peanut Butter
CBD TREATS
600 mg
30 Pieces
20 mg CBD ea.
Large Dog

WINNER:
CBD Topical
Survey of 40,000 people by Kantar

WINNER:
CBD Sleep Aid
Survey of 40,000 people by Kantar

WINNER:
CBD Ingestible
Survey of 40,000 people by Kantar

WINNER:
CBD Pet
Survey of 40,000 people by Kantar

paw cbd™


Veterinarian Formulated CBD Treats
paw cbd
Peanut Butter
CBD TREATS
150 mg
paw cbd
CALMING CHEWS
300 mg
paw cbd
CBD OIL
3000 mg
paw cbd
CBD-INFUSED
PEANUT BUTTER
300 mg
paw cbd
CBD BALM
500 mg
paw cbd
SOFT CHEWS
600 mg
paw cbd
CBD OIL
150 mg
paw cbd
SOFT CHEWS
300 mg
paw cbd
HIP+JOINT CHEWS
150 mg
paw cbd
CALMING OIL
500 mg

Unleash Your Pet's Potential.

cbdMD™ BOTANICALS


cbdMD BOTANICALS
CHARCOAL CLEANSER
PERFECT POLISH
CIAL EXFOLIANT
100 MG CBD
FACIAL CLEANSER
100 MG CBD
FOUR THIEVES
CLEARSKIN
CLEARSKIN
TONER
500 MG CBD
HANDS & FEET
MEGA MOISTURE
CHARCOAL MASK
NIGHT CREAM

#1 SHARE OF VOICE BY REACH



CBDMD
36%
MEDTERRA
14%
LAZARUS
NATURALS
10%
CBDISTILLERY
10%
NULEAF NATURALS
8%
CW HEMP
7%
BLUEBIRD
BOTANICALS
7%
HEMP BOMBS
7%
2
1
14
6
3
10
10
3

cbdMD	1.6B
Medterra	628M
Lazarus Naturals	447M
CBDistillery	444M
Nuleaf Naturals	348M
CW Hemp	343M
Bluebird Botanicals	309M
Green Roads	303M
Hemp Bombs	20.8M
Pure Kana	1.2M

Source: Meltwater
Share of Voice by Reach - Dec. 1, 2020 - Dec. 31, 2020

#1 SHARE OF VOICE BY VOLUME


2
BLUEBIRD BOTANICALS
6%
2
GREEN ROADS
6%
CW HEMP
7%
15
CBDMD
67%
42

cbdMD	893
CW Hemp	99
Green Roads	81
Bluebird Botanicals	76
Nuleaf Naturals	56
CBD Distillery	50
Medterra	31
Lazarus Naturals	17
Hemp Bombs	16
Pure Kana	8

Source: Meltwater
Share of Voice by Volume - Dec. 1, 2020 - Dec. 31, 2020

cbdMD.com

SOCIAL MEDIA

NEARLY 20 MILLION INSTAGRAM IMPRESSIONS DURING THE YEAR OF 2020.

- Peak Instagram Posts have reached **over 84,000 posts**
- Social Media has brought over **130,000 users to the website** since the beginning of 2020



228,558
208,043
132,362
112,146
106,159
66,462
cbdMD
CBD FX
CHARLOTTE'S WEB
PURE KANA
GREEN ROADS
MEDTERRA

As of December 31, 2020

Data source: Google Analytics, Instagram, Facebook, Twitter

TELEVISION ADVERTISING


cbdMD™



Debuting nationwide during the week of August 31, 2020, cbdMD's first 30-second commercial was broadcasted across multiple national cable networks. cbdMD's foray into television complements the brand's category-leading, multi-channel media approach, which also includes sport sponsorship, social media, digital advertising, podcasts, and athlete endorsement.

Team cbdMD™


cbdMD









MAKUA ROTHMAN
Pro Surfer
American Big Wave Rider
85k Instagram Followers

KEN BLOCK
Rally & Rallycross Driver
6M Instagram Followers

BUBBA WATSON
Pro Golfer
2-time Masters Champion
865k Instagram Followers

AUSTIN KEEN
Pro Skimboarder
Pro Wakesurfer
World Champion of Skimboarding
781k Instagram Followers

DANIEL CORMIER
MMA Fighter
Former Heavyweight & Light Heavyweight Champion
2.7M Instagram Followers

DIVERSE SALES PORTFOLIO

E-COMMERCE SALES HAVE GROWN TO 79% OF OVERALL NET SALES.

E-commerce | cbdMD.com 79%*

Wholesale & Retail 21%*



*Fiscal Quarter ended Dec 31, 2020

FINANCIAL PERFORMANCE

TOTAL NET SALES


$8.0M
$9.5M
$10.14M
$9.4M
$10.6M
$11.7M
$12.3M
QUARTER ENDED JUNE 30 2019
QUARTER ENDED SEPT 30 2019
QUARTER ENDED DEC 31 2019
QUARTER ENDED MARCH 31 2020
QUARTER ENDED JUNE 30 2020
QUARTER ENDED SEPT 30 2020
QUARTER ENDED DEC 31 2020

BALANCE SHEET INFORMATION

ALL FIGURES SHOW IN MILLIONS, US$	DECEMBER 31, 2020
CASH	$28.8
WORKING CAPITAL	$30.6
TOTAL ASSETS	$124.0
TOTAL LIABILITIES *	$38.3
SHAREHOLDER'S EQUITY	$85.7

* *Includes $24,700,000 non-cash contingent liability subject to earn-out rights.*

KEY METRICS

Common Stock	YCBD
8.0% Series Cumulative Convertible Preferred Stock	YCBDpA
Exchange	NYSE American
Recent Common Price[1]	$4.31
Recent Preferred Price[1]	$9.02
Common Shares Outstanding[1,2]	52,804,206
Preferred Shares Outstanding[1]	2,800,000
Market Cap[1]	$228M
FY End	Sept. 30

SHARE OWNERSHIP

COMMON STOCK [1]



72%
PUBLIC
28%
OFFICERS
& DIRECTORS

[1] as of 2/18/2021.

[2] Excludes:

- 4,667,600 Shares of common stock issuable upon conversion of 2,800,000 shares of 8.0% Series A Cumulative Convertible Preferred Stock.
- up to 10,122,208 in potential earn-out shares.
- 1,880,000 shares of common stock issuable upon the exercise of outstanding options.
- 52,500 shares of common stock issuable upon unvested restricted stock awards.
- 663,123 shares of common stock issuable upon the exercise of outstanding warrants.
- 4,975,105 shares reserved for future issuances under our equity compensation plans.

cbdMD.com

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO
& Chairman of the Board



SCOTT COFFMAN
co-CEO, President
& Board Member



RONAN KENNEDY
Chief Financial Officer

BOARD OF DIRECTORS



BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives



PETER J. GHILONI
Former Chief Executive of Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of DataTech Global, LLC.

FOR MORE INFORMATION

INVESTOR RELATIONS:

John Weston
john.weston@cbdMD.com
704-445-3060
ext. 1103

PUBLIC RELATIONS:

Lauren Greene
lauren.greene@cbdMD.com
843-743-9999